Exhibit 10.6

10.6
Employment Agreement dated December 3, 2002 between the Company and Scott Trumbull and amended on February 18, 2009 (incorporated by reference to Exhibit 10.10 of the Company’s Form 10-K for the fiscal year ended December 28, 2002; amendment filed herewith)*